Exhibit 10.1

$300,000,000

CHAPARRAL ENERGY, INC.

9.875% Senior Notes due 2020

Purchase Agreement

September 13, 2010

J.P. Morgan Securities LLC

As Representative of the several Initial Purchasers

listed in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Chaparral Energy, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $300,000,000 principal amount of its 9.875% Senior Notes due 2020 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of September 16, 2010 (the “Indenture”) among the Company, the guarantors listed in Schedule 2 hereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).

The Securities will be sold to the Initial Purchasers in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated September 7, 2010 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement (as defined in Section 14(g)). The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

The Company hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities.

(a) The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, agrees, severally and not jointly, to purchase from the Company, in each case, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 95.672% of the principal amount thereof, plus accrued interest, if any, from September 16, 2010 to the Closing Date. The Company will not be obligated to deliver the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information and the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

2

(ii) neither it nor any Person acting on its behalf has solicited offers for, or offered or sold, or will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g) and 6(h), McAfee & Taft A Professional Corporation, as counsel for the Company, and Cahill Gordon & Reindel LLP as counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company.

3

2. Payment and Delivery.

(a) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 A.M., New York City time, on September 16, 2010, or at such other time or place on the same or such other date, not later than the fourth business day thereafter, as the Representative and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Notes”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and, the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities does not and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Time of Sale Information or the Offering Memorandum.

(b) Additional Written Communications. The Company and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer

4

to sell or solicitation of an offer to buy the Securities (each such communication by the Company and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the document listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitutes part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication. Each Issuer Written Communication does not conflict with the Time of Sale Information or the Offering Memorandum.

(c) Financial Statements. The historical financial statements and the related notes thereto of the Company and its consolidated subsidiaries included in each of the Time of Sale Information and the Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the “Summary consolidated historical financial information” and “Selected historical consolidated financial information” set forth in each of the Time of Sale Information and the Offering Memorandum is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(d) No Material Adverse Change. Except as disclosed in the Time of Sale Information and the Offering Memorandum, since the date of the most recent financial statements of the Company included in each of the Time of Sale Information and the Offering Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than borrowings under the ABL Revolving Facility (as defined in Section 14(g)), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting

5

the business, properties, consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement other than in the ordinary course of business; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference (including any liability or obligation) with its business, including from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority that is material to the Company and its subsidiaries, taken as a whole.

(e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or lease their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”). The subsidiaries listed in Schedule 2 to this Agreement are the only direct or indirect subsidiaries of the Company other than Oklahoma Ethanol LLC and Chaparral Biofuels, L.L.C., which will not be Guarantors. The Company does not own, directly or indirectly, equity securities or similar ownership interests of any entity other than its interests in such subsidiaries.

(f) Capitalization. The Company has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization.” The limited partnership agreements or limited liability company agreements governing all outstanding limited partnership interests or limited liability company interests of each Guarantor have been validly executed and delivered, and all capital contributions required under such limited partnership agreements or limited liability company agreements have been paid in full; and, except as otherwise described in each of the Time of Sale Information and the Offering Memorandum, the limited partnership interests or limited liability company interests of each Guarantor are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance or security interest, except as otherwise described in the Time of Sale Information and the Offering Memorandum, including without limitation for liens under or permitted by the ABL Revolving Facility.

6

(g) Due Authorization. The Company and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities and the Registration Rights Agreement (to the extent a party thereto) (collectively, the “Transaction Documents”), and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents has been duly and validly taken.

(h) The Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or by general equitable principles regardless of whether enforcement is sought in law or equity (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i) The Securities and the Guarantees. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(j) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered in accordance with the Indenture and as contemplated by the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

7

(k) Purchase and Registration Rights Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; and the Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l) Descriptions of Certain Documents. Each of the Securities, the Guarantees, the Indenture and the Registration Rights Agreement conforms in all material respects to the descriptions thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(m) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over it or its properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(n) No Conflicts. The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (and the Guarantees) and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (other than liens intended to be created under the ABL Revolving Facility), (ii) result in any violation of the provisions

8

of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

(o) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (and the Guarantees) and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (ii) with respect to the Exchange Securities (and the related guarantees) as may be required under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement, (iii) which have been, or prior to the Closing Date will be, obtained, and (iv) which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the Company’s and each of the Guarantors’ knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

(q) Independent Accountants. Grant Thornton LLP, who have certified certain financial statements of the Company and its subsidiaries in each of the Time of Sale Information and the Offering Memorandum, are independent public accountants with respect to the Company and its subsidiaries and are independent public accountants within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

(r) Title to Real and Personal Property. The Company and its subsidiaries have (1) good and defensible title to oil and gas properties owned by the Company and its subsidiaries, (2) good and indefeasable title in fee simple to all other real property owned by the Company and its subsidiaries and (3) good title to all items of personal property owned by the

9

Company and its subsidiaries, in each case that are material to the respective businesses of the Company and its subsidiaries, free and clear of all liens, encumbrances, claims and defects and imperfections of title, except (i) those that are described in the each of the Time of Sale Information and the Offering Memorandum, (ii) those under the ABL Revolving Facility, (iii) those under oil and gas leases, options to lease, operating agreements, utilization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry, (iv) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (v) those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such real property and buildings by the Company or its subsidiaries.

(s) Title to Intellectual Property. The Company and its subsidiaries own or possess or are licensed to use adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to own, possess or license such rights would not, individually or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

(t) Investment Company Act. Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(u) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof to the extent that such taxes have become due and are not being contested in good faith with such exceptions as would not, individually or in the aggregate, result in a Material Adverse Effect; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets, which has had, nor does the Company have any knowledge of any tax deficiency, which if determined adversely to the Company or its subsidiaries might, individually or in the aggregate, have a Material Adverse Effect.

10

(v) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties, the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except for notices, modifications or non-renewals as would not, individually or in the aggregate, have a Material Adverse Effect.

(w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and the Guarantors, is contemplated or threatened, which disturbance or dispute would have a Material Adverse Effect.

(x) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety and the environment including without limitation those imposing liability or standards of conduct concerning any hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals currently required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case as described in each of the Time of Sale Information and the Offering Memorandum or for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law; and (v) no property or facility of the Company or any of its subsidiaries is (x) listed or, to the Company’s or any subsidiary’s knowledge, proposed for listing on the National Priorities List under CERCLA or is (y) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

11

(y) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(z) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are reasonably adequate for the conduct by the Company and its subsidiaries of their respective businesses as is customary for companies engaged in similar businesses in similar industries; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(bb) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described

12

in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged; and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy.

(cc) No Restrictions on Subsidiaries. Except for the restrictions applicable to subsidiaries that will not be Guarantors, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(dd) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ee) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(ff) No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited

13

offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(gg) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(hh) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(ii) No Stabilization. Neither the Company nor any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(jj) Margin Rules. Neither the Company nor any of its subsidiaries has taken, and none of them will take, any action that might cause the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(kk) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll) Statistical and Market Data. Nothing has come to the attention of the Company or any Guarantor that has caused the Company or any Guarantor to believe that the statistical and market-related data included in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

14

(mm) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in a prospectus that is not described in each of the Time of Sale Information and the Offering Memorandum and that is not so described therein.

(nn) Engineers; Reserve Reports. The information described in the each of Time of Sale Information and the Offering Memorandum regarding the estimated proved reserves of the Company and the Guarantors is based in part on the reports generated by Cawley, Gillespie & Associates, Inc., Ryder Scott Company and Lee Keeling & Associates, each as independent petroleum engineers with respect to the Company and the Guarantors (the “Engineers”). The information underlying the estimates of the reserves of the Company and the Guarantors supplied by the Company to the Engineers, for the purposes of preparing the reserve reports of the Company referenced in each of the Time of Sale Information and the Offering Memorandum (the “Reserve Reports”), was true and correct in all material respects on the date of each such Reserve Report; the estimates of future capital expenditures and other future exploration and development costs supplied to the Engineers were prepared in good faith and with a reasonable basis; the information provided to the Engineers for purposes of preparing the Reserve Reports was prepared in all material respects in accordance with customary industry practices; the Engineers were, as of the date of each of the Reserve Reports prepared by them, and are, as of the date hereof, independent petroleum engineers with respect to the Company and the Guarantors; other than normal production of reserves and intervening spot market product price fluctuations, and except as disclosed in the each of Time of Sale Information and the Offering Memorandum, neither the Company nor any of the Guarantors is aware of any facts or circumstances that would result in a material decline in the reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as described in the each of Time of Sale Information and the Offering Memorandum and as reflected in the Reserve Reports; and the estimates of such reserves and the present value of the future net cash flows therefrom as described in the each of Time of Sale Information and the Offering Memorandum and reflected in the Reserve Reports comply in all material respects with the Securities Act.

(oo) OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

15

(pp) Compliance with Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement to which the Representative reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or, to the extent the Company becomes aware, threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Preliminary Offering Memorandum or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein,

16

in the light of the circumstances existing when the Preliminary Offering Memorandum or the Offering Memorandum is delivered to a purchaser, not misleading; (iii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which an Issuer Written Communication would include any untrue statement of a material fact; and (iv) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or, to the extent the Company becomes aware, threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the earlier of (i) 180 days following the Closing Date and (ii) completion of the initial distribution of the Securities (x) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (y) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

17

(g) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, the Company and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any of the Guarantors and having a tenor of more than one year.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and each of the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Resales by the Company. Until the issuance of the Exchange Securities, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) of Regulation D) or any person acting on behalf of the Company or such affiliate will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the

18

Securities Act. The Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby.

(n) No General Solicitation or Directed Selling Efforts. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

19

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of J.P. Morgan Securities LLC makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officers’ Certificate. The Representative shall have received on and as of the Closing Date a certificate of the chief executive officer, the chief financial officer and the general counsel of the Company (i) confirming that such officers have carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officers, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Guarantors in this Agreement are true and correct and that the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) to the effect set forth in paragraphs (b) and (c) above and (iv) that, to the knowledge of such officers, the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement are true and correct on and as of the Closing Date.

(e) Comfort Letters. On the date of this Agreement and on the Closing Date, Grant Thornton LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to such Closing Date.

20

(f) Reserve Engineer Letters. The Initial Purchasers shall have received letters, dated the Closing Date and addressed to the Initial Purchasers, from Cawley, Gillespie & Associates, Inc., Ryder Scott Company and Lee Keeling & Associates, each an independent petroleum engineering firm for the Company, in form and substance reasonably satisfactory to the Representative and counsel for the Initial Purchasers.

(g) Opinion of Counsel for the Company. McAfee & Taft A Professional Corporation, counsel for the Company, and Robert W. Kelly II, Esq., General Counsel of the Company, shall have furnished to the Representative, at the request of the Company, their written opinion (and a negative assurance letter, in the case of McAfee & Taft, P.C.), dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annexes D-1 and D-2, respectively, hereto.

(h) Opinion of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k) Registration Rights Agreement. The Representative shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

(l) DTC. The Securities shall be eligible for clearance and settlement through DTC.

21

(m) Additional Documents. On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Initial Purchaser, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state in the Time of Sale Information or the Offering Memorandum a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in subsection (b) below.

(b) Indemnification of the Company. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the Guarantors, their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any of the Guarantors to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication

22

or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the information contained in the fourth sentence of the eleventh paragraph and the thirteenth paragraph under the caption “Plan of distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably necessary local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Company, the Guarantors, their respective directors and officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled

23

with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

24

(e) Limitation on Liability. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of J.P. Morgan Securities LLC, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of J.P. Morgan Securities LLC, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

25

9. Defaulting Initial Purchaser.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

26

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and reasonable expenses of counsel for the Initial Purchasers), (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b) If (i) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (ii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement other than a termination pursuant to Section 8(i), 8(iii) or 8(iv), the Company and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed

27

to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantors or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14. Miscellaneous.

(a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Lawrence Landry, fax no. (212) 270-1063. Notices to the Company shall be given to it at 701 Cedar Lake Boulevard, Oklahoma City, Oklahoma 73114 (fax: (405) 478-2906); Attention: General Counsel.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

28

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“ABL Revolving Facility” shall mean that certain eighth restated senior secured asset-based revolving credit facility of the Company, dated as of April 12, 2010, by and among the borrowers party thereto, including the Company, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended to the date hereof.

“Agreement” shall mean this purchase agreement.

29

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CHAPARRAL ENERGY, INC.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: President & CEO

CHAPARRAL ENERGY, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

NORAM PETROLEUM, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

CHAPARRAL RESOURCES, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

30

CHAPARRAL CO2, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

CHAPARRAL REAL ESTATE, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

CEI ACQUISITION, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

CEI PIPELINE, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

GREEN COUNTRY SUPPLY, INC.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: President

31

CHAPARRAL EXPLORATION, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

ROADRUNNER DRILLING, L.L.C.

By:	/s/ Mark A. Fischer
Name: Mark A. Fischer
Title: Manager

32

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By	/s/ Authorized Signatory
Authorized Signatory

33

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities LLC	$97,500,000
Credit Suisse Securities (USA) LLC	$42,500,000
RBC Capital Markets Corporation	$42,500,000
UBS Securities LLC	$42,500,000
Capital One Southcoast, Inc.	$11,250,000
Credit Agricole Securities (USA) Inc.	$11,250,000
SG Americas Securities, LLC	$11,250,000
Wells Fargo Securities, LLC	$11,250,000
Comerica Securities, Inc.	$5,000,000
Lloyds TSB Bank plc	$5,000,000
Mitsubishi UFJ Securities (USA), Inc.	$5,000,000
Natixis Bleichroeder LLC	$5,000,000
Scotia Capital (USA) Inc.	$5,000,000
U.S. Bancorp Investments, Inc.	$5,000,000

Total	$300,000,000

Schedule 2

Guarantors

Name of Subsidiary	Jurisdiction of Incorporation or Organization

Chaparral Energy, L.L.C.	Oklahoma

NorAm Petroleum, L.L.C.	Oklahoma

Chaparral Resources, L.L.C.	Oklahoma

Chaparral CO2, L.L.C.	Oklahoma

Chaparral Real Estate, L.L.C.	Oklahoma

CEI Acquisition, L.L.C.	Delaware

Green Country Supply, Inc.	Oklahoma

CEI Pipeline, L.L.C.	Texas

Chaparral Exploration, L.L.C.	Delaware

Roadrunner Drilling, L.L.C.	Oklahoma

ANNEX A

Additional Time of Sale Information

1. Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

Form of

Pricing Term Sheet for

the Securities

To be provided under separate cover.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) in relation to each Member State (each, a “Relevant Member State”) of the European Economic Area that has implemented Directive 2003/71/EC (including any relevant implementing measure in each Relevant Member State, the “Prospectus Directive”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of Securities to the public (as such expression is defined in Section 17) in that Relevant Member State prior to the publication of a prospectus in relation to the Securities that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Securities to the public in that Relevant Member State at any time: (A) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (B) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or (C) in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive;

(ii) For the purposes of this paragraph (c)(i), the expression an “offer of Securities to the public” in relation to any notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State;

(iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and

Markets Act of 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company;

(iv) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

(v) it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any Securities with a denomination of less than €50,000 (or its other currency equivalent) other than to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions from or exceptions to the prohibition contained in article 3 of the Dutch Securities Transactions Supervision Act 1995 (Wet toezicht effectenverkeer 1995) is applicable and the conditions attached to such exemption or exception are complied with.

(d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX D-1

Form of Opinion of McAfee & Taft, P.C. for the Company and Guarantors

We have acted as special counsel to Chaparral Energy, Inc., a Delaware corporation (the “Issuer”), in connection with the Purchase Agreement dated September     , 2010 (the “Purchase Agreement”) among (i) the Issuer, (ii) the subsidiaries of the Issuer named therein as parties thereto and as guarantors of the Initial Securities (as defined below) (collectively, the “Guarantors”), and (iii) J.P. Morgan Securities LLC as representative for the Initial Purchasers listed in Schedule 1 to the Purchase Agreement (the “Initial Purchasers”), relating to the sale by the Issuer to the Initial Purchasers of $             aggregate principal amount of the Issuer’s [    ]% Senior Notes due 2020 (the “Initial Securities”). The Issuer and the Guarantors are referred to collectively herein as the “Obligors.” The Initial Securities are being issued under an Indenture dated as of September     , 2010 (the “Indenture”), by and among the Issuer, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Purchase Agreement.

The Obligors and the Initial Purchasers have entered into a Registration Rights Agreement, dated as of September __, 2010 (the “Registration Rights Agreement”), pursuant to which the Obligors have agreed to file, under certain conditions, with the Securities and Exchange Commission (the “SEC”), a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to an offer (the “Exchange Offer”) by the Obligors to the holders of the Initial Securities to issue and deliver to such holders, in exchange for their Initial Securities, a like principal amount of new notes (the “Exchange Securities”) identical to the Initial Securities in all material respects, except that the Exchange Securities will not (except in specified circumstances) be subject to restrictions on transfer.

We are furnishing this opinion letter to you pursuant to Section 6(g) of the Purchase Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

(a) the Issuer’s Preliminary Offering Memorandum dated September 7, 2010 (the “Preliminary Offering Memorandum”) relating to the Initial Securities;

(b) the Issuer’s Offering Memorandum dated September     , 2010 (the “Offering Memorandum”) relating to the Initial Securities;

(c) the Pricing Supplement dated September     , 2010 relating to the Initial Securities (such document, together with the Preliminary Offering Memorandum, being referred to herein as the “Time of Sale Information”);

(d) the Indenture;

(e) the form of the Initial Securities and the form of the Exchange Securities;

(f) the global notes executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $            , representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Rule 144A under the Securities Act;

(g) the global notes executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $            , representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Regulation S under the Securities Act;

(h) the Purchase Agreement;

(i) the Registration Rights Agreement;

(j) the Certificate of Incorporation of the Issuer, certified by the Secretary of State of the State of Delaware as in effect on September     , 2010 and certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof (the “Issuer Charter”);

(k) the Bylaws of the Issuer (the “Issuer Bylaws”), certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof;

(l) the Certificate of Incorporation of Green Country Supply, Inc. (“Green Country Supply”), certified by the Secretary of State of the State of Oklahoma as in effect on September     , 2010 and certified by the Secretary of Green Country Supply as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof (the “Green Country Supply Charter”);

(m) the Bylaws of Green Country Supply (“Green Country Supply Bylaws”), certified by the Secretary of Green Country Supply as in effect on each of the dates of the adoption of the resolutions specified in paragraph (t) below, the date of the Purchase Agreement and the date hereof;

(n) the Certificates of Formation of the Delaware LLCs, certified by the Secretary of State of the State of Delaware as in effect on September     , 2010 and certified by the respective Secretaries of the Delaware LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof (the “Delaware LLCs Certificates of Formation”);

(o) the Limited Liability Company Agreements of the Delaware LLCs, certified by the respective Secretaries of the Delaware LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof;

(p) the Certificates of Limited Liability Company of the Oklahoma LLCs, certified by the Secretary of State of the State of Oklahoma as in effect on September     , 2010 and certified

by the respective Secretaries of the Oklahoma LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof (the “Oklahoma LLCs Certificates of Limited Liability Company”);

(q) the Limited Liability Company Agreements of the Oklahoma LLCs, certified by the respective Secretaries of the Oklahoma LLCs as in effect on each of the dates of the adoption of the resolutions specified in paragraph (v) below, the date of the Purchase Agreement and the date hereof;

(r) certificates from the Secretary of State of the State of Delaware dated September     , 2010 as to the good standing and legal existence under the laws of the State of Delaware of the Issuer and the Delaware LLCs;

(s) certificates from the Secretary of State of the State of Oklahoma dated September     , 2010 as to the good standing and legal existence under the laws of the State of Oklahoma of Green Country Supply and the Oklahoma LLCs;

(t) resolutions of the Board of Directors of the Issuer and Green Country Supply, effective as of September     , 2010 certified by the Secretary of the Issuer and the Secretary of Green Country Supply;

(u) resolutions of the Manager of each of the Delaware LLCs and the Oklahoma LLCs, effective as of September     , 2010, certified by the Secretary of each entity;

(v) a certificate dated the date hereof (the “Opinion Support Certificate”), executed by the President and Chief Executive Officer of the Issuer, in the form attached hereto as Exhibit A;

(w) any Applicable Orders (as defined below); and

(x) each of the Applicable Agreements (as defined below).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Obligors and such agreements, certificates of public officials, certificates of officers or other representatives of the Obligors and others, and such other documents, certificates and records, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies. As to any facts material to the opinions and statements expressed herein that we did not independently establish or verify, we have relied, to the extent we deem appropriate, upon (i) oral or written statements and representations of officers and other representatives of the Obligors (including without limitation the facts certified in the Opinion Support Certificate), (ii) representations made by the Obligors and representations made by the Initial Purchasers in the Purchase Agreement and (iii) statements and certifications of public officials and others.

As used herein the following terms have the respective meanings set forth below:

“Applicable Agreements” means those agreements and other instruments identified in the Opinion Support Certificate.

“Applicable Guarantors” means Green Country Supply, the Oklahoma LLCs and the Delaware LLCs.

“Applicable Obligor Organizational Documents” means, collectively, the following instruments, each in the form reviewed by us, as indicated above: (i) the Issuer Charter, (ii) the Issuer Bylaws, (iii) the Delaware LLCs Certificates of Formation, (iv) the Oklahoma LLCs Certificates of Limited Liability Company, (v) the Limited Liability Company Agreements of the Delaware LLCs and the Oklahoma LLCs, (vi) the Green Country Supply Charter and (vi) the Green Country Supply Bylaws.

“Applicable Obligors” means the Issuer and the Applicable Guarantors.

“Applicable Orders” means those orders or decrees of governmental authorities identified on Schedule 1 to the Opinion Support Certificate. However, officers of the Issuer have certified in the Opinion Support Certificate that there are no Applicable Orders.

“Delaware LLCs” means Chaparral Exploration, L.L.C. and CEI Acquisition, L.L.C.

“Oklahoma LLCs” means NorAm Petroleum, L.L.C., Chaparral Real Estate, L.L.C., Chaparral CO2, L.L.C., Chaparral Energy, L.L.C., Chaparral Resources, L.L.C., CEI Pipeline LLC and Roadrunner Drilling, L.L.C.

“Person” means a natural person or a legal entity organized under the laws of any jurisdiction.

“Transaction Documents” means collectively, the following instruments, each in the form reviewed by us, as indicated above: (i) the Purchase Agreement, (ii) the Registration Rights Agreement, (iii) the Initial Securities and (iv) the Indenture.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Issuer is a corporation formed, validly existing and in good standing under the General Corporation Law of the State of Delaware (the “DGCL”). Green Country Supply is a corporation formed, validly existing and in good standing under the Oklahoma Business Corporation Act (the “OBCA”). The Delaware LLCs are limited liability companies formed, validly existing and in good standing under the Delaware Limited Liability Company Act (the “DLLCA”). The Oklahoma LLCs are limited liability companies formed, validly existing and in good standing under the Oklahoma Limited Liability Company Act (the “OLLCA”).

2. The Issuer has the corporate power and corporate authority under the DGCL to (i) execute and deliver, and to incur and perform all of its obligations under, each of the Transaction

Documents to which it is a party and (ii) carry on its business and own and lease its properties as described in the Time of Sale Information and the Offering Memorandum. Green Country Supply has the corporate power and corporate authority under the OBCA to (i) executive and deliver, and to incur and perform all of its obligations under, each of the Transaction Documents to which it is a party and (ii) carry and its business and own and lease its properties as described in the Time of Sale Information and the Offering Memorandum. The Delaware LLCs have the limited liability company power and authority under the DLLCA to (i) execute and deliver, and to incur and perform all of their obligations under, the Transaction Documents to which they are parties and (ii) to carry on their business and own and lease their properties as described in the Time of Sale Information and the Offering Memorandum. The Oklahoma LLCs have the limited liability company power and authority under the OLLCA to (i) execute and deliver, and to incur and perform all of their obligations under, the Transaction Documents to which they are parties and (ii) to carry on their business and own and lease their properties as described in the Time of Sale Information and the Offering Memorandum.

3. Each of the Transaction Documents, and the issuance and sale of the Initial Securities pursuant to the Purchase Agreement and the Indenture, has been duly authorized by the Issuer, and each of the Transaction Documents has been duly executed and delivered by the Issuer. The Exchange Securities have been duly authorized by the Issuer. Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by the Applicable Guarantors.

4. None of (i) the execution and delivery by or on behalf of the Applicable Obligors of, nor the performance of their respective obligations under, each of the Transaction Documents to which it is a party, each in accordance with its terms, (ii) the offering, issuance, sale and delivery of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement, (iii) the offering, issuance, exchange and delivery of the Exchange Securities pursuant to the Exchange Offers contemplated by the Registration Rights Agreement in the manner therein contemplated, (iv) the issuance of the guaranties of the Initial Securities by the Applicable Guarantors or (v) the issuance of the guaranties of the Exchange Securities by the Applicable Guarantors at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (A) constituted, constitutes or will constitute (1) a violation of any of the Applicable Obligor Organizational Documents or (2) a breach or violation, or a default (or an event which, with notice or passage of time or both, would constitute a default) under any Applicable Agreement, (B) resulted, results or will result in any violation of (1) the applicable laws of the State of Oklahoma, (2) the applicable laws of the United States of America, (3) the DGCL or DLLCA or (4) Regulation T, U or X of the Federal Reserve Board, or (C) resulted, results or will result in the contravention of any Applicable Order.

5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for the execution and delivery by each of the Applicable Obligors of, the Transaction Documents to which it is a party or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Transaction Documents against any of the Applicable Obligors that is a party thereto. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Oklahoma or the United States of America, pursuant to (i) applicable laws of the State of Oklahoma, (ii) applicable laws of the United States of America, (iii) the DGCL or (iv) the DLLCA.

6. The statements under the captions “Description of the notes” “and “Exchange offer; Registration rights” in the Preliminary Offering Memorandum and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.

7. The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the captions “Certain U.S. federal income tax considerations,” and “Business and properties — Environmental matters and regulation,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.

8. The Indenture constitutes a valid and binding obligation of each of the Applicable Obligors, enforceable against each of them in accordance with its terms.

9. When authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Initial Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with its terms.

10. When the Initial Securities have been authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the guarantees of the Initial Securities included in the Indenture will constitute valid and binding obligations of the Applicable Guarantors, enforceable against the Applicable Guarantors in accordance with the terms of the Indenture.

11. When validly executed by the Issuer and authenticated by the Trustee in the manner provided in the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the Exchange Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with its terms.

12. When the Exchange Securities have been validly executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the guarantees included in the Indenture of the Exchange Securities will constitute valid and binding obligations of the Applicable Guarantors, enforceable against the Applicable Guarantors in accordance with the terms of the Indenture.

13. The Registration Rights Agreement constitutes a valid and binding obligation of each of the Applicable Obligors, enforceable against each of them in accordance with its terms.

14. Assuming (i) the accuracy of the representations and warranties of the Obligors set forth in paragraphs (ee), (ff), (gg) and (hh) of Section 3 of the Purchase Agreement, (ii) the due performance by the Obligors and the Initial Purchasers of the covenants and agreements set forth in the Purchase Agreement, (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and the restrictions described in the Offering Memorandum, (iv) the accuracy of the representations and warranties of the Initial Purchasers set forth in paragraph (b) of Section 1 of the Purchase Agreement (including Annex C thereto), (v) the accuracy of the representations and warranties made or deemed to be made in accordance with the Purchase Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Initial Securities, and (vi) that purchasers to whom the Initial Purchasers initially resell the Initial Securities have been made aware of the information set forth in the Offering Memorandum under the caption “Transfer restrictions,” (A) the offer, issue, sale and delivery of the Initial Securities (and the guaranties thereof by the Applicable Guarantors) to the Initial Purchasers and the initial resale of the Initial Securities (and the guaranties thereof by the Applicable Guarantors) by the Initial Purchasers in accordance with paragraph (b) of Section 1 of the Purchase Agreement (including Annex C thereto), each in the manner contemplated by the Purchase Agreement and the Offering Memorandum, do not require registration under the Securities Act; provided, however, that we express no opinion as to any subsequent resale of any Initial Securities (and the guaranties thereof by the Guarantors) or any Exchange Securities (and the guaranties thereof by the Guarantors), and (B) prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

15. The Issuer is not an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.

In addition, we have participated in conferences with officers and other representatives of the Obligors, the independent registered public accounting firm and the independent reserve engineers for the Obligors, your counsel and your representatives at which the contents of the Time of Sale Information and the Offering Memorandum and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Time of Sale Information and the Offering Memorandum (except as and to the extent set forth in paragraphs 6 and 7 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Obligors), no facts have come to our attention that have led us to believe that (i) the Time of Sale Information, as of          p.m. on September     , 2010 (which you have informed us is a time prior to the time of the first sale of the Initial Securities by any Initial Purchaser), contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no opinion, statement or belief in this letter with respect to (i) the historical financial statements and related schedules, including the notes and schedules thereto and the auditor’s reports thereon, (ii) any other reserve, financial or accounting data, included in, or excluded from, the Offering Memorandum or the Time of Sale Information, and (iii) the exclusion from the Time of Sale Information of any pricing information (and directly related disclosure) included in the Offering Memorandum.

We express no opinion as to the laws of any jurisdiction other than (i) applicable laws of the State of Oklahoma, (ii) applicable laws of the United States of America, (iii) certain other specified laws of the United States of America to the extent referred to specifically herein, (iv) the DGCL and (v) the DLLCA. References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references to “applicable laws” (including without limitation those appearing in paragraphs 4 and 5 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust, laws, rules or regulations.

Our opinions expressed herein are subject to the following additional assumptions and qualifications:

(i) The opinions set forth in paragraph 1 above as to the valid existence and good standing of the Issuer and the other entities mentioned in such paragraph are based solely upon our review of certificates and other communications from the appropriate public officials.

(ii) In rendering the opinions set forth in paragraph 4 above regarding Applicable Agreements, we do not express any opinion, however, as to whether the execution or delivery by the Obligors of the Transaction Documents, or the incurrence or performance by any of the Obligors of its obligations thereunder, will constitute a violation of, or a default under or as a result of, any covenant, restriction or provision, in each case with respect to any financial ratio or test or any aspect of the financial condition or results of operation of any of the Obligors.

(iii) The opinion set forth in paragraph 7 above with respect to United States federal income tax considerations is based upon our interpretations of current United States federal income tax law, including court authority and existing final and temporary U.S. Treasury regulations, which are subject to change both prospectively and retroactively, and upon the assumptions and qualifications discussed herein. We note that such opinion represents merely our best legal judgment on the matters presented and that others may disagree with our conclusion. Such opinion is not binding upon the Internal Revenue Service or courts, and there is no guarantee that the Internal Revenue Service will not successfully challenge our conclusions. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of our conclusions.

(iv) Treasury Circular 230 Disclosure. This disclosure is provided to comply with Treasury Circular 230. The opinion set forth in paragraph 7 of this letter is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed on the person. Such opinion was written to support the promoting, marketing or recommending of the transactions or matters addressed by this written advice, and the taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. No limitation has been imposed by our firm on disclosure of the tax treatment or tax structure of the transaction.

(v) Our opinions in paragraphs 8, 9, 10, 11, 12 and 13 above may be:

(1) limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally; and

(2) subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and concepts of materiality, reasonableness, good faith and fair dealing.

(vi) With respect to our opinions in paragraphs 8, 9, 10, 11, 12 and 13, the Transaction Documents state that they are governed by the laws of the State of New York. Section 162 of Title 15 of the Oklahoma Statutes provides as follows:

A contract is to be interpreted according to the law and usage of the place where it is to be performed, or, if it does not indicate a place of performance, according to the law and usage of the place where it is made.

In addition to the general choice of law rule stated above, 12A Okla. Stat. § 1-301(1) states as follows:

Except as provided hereafter in this section, when a transaction bears a reasonable relation to this state and also to another state or nation, the parties may agree that the law either of this state or of such other state or nation shall govern their rights and duties…

The Oklahoma courts have held in cases construing choice of law provisions in promissory notes that an express provision by the parties designating a place of performance or providing a specific choice of law will be given effect if the designated state bears a reasonable relation to the transaction, unless to give it effect would violate the public policy of Oklahoma. Although we have found no Oklahoma cases specifically addressing the choice of law applicable to a note purchase agreement or a guaranty, we believe that, based on such decisions, an Oklahoma court would give effect to the choice of law provisions in the Transaction Documents that call for the application of New York law as long as Oklahoma public policy is not violated.

(vii) We express no opinion as to the effect of the laws of any jurisdiction in which any holder of any Initial Security or Exchange Security is located (other than the State of Oklahoma) that limit the interest, fees or other charges such holder may impose for the loan or use of money or other credit.

(viii) We express no opinion as to the validity, binding effect or enforceability of [Section 4.9] of the Indenture or the first two sentences of [Section 7.7 of the Indenture].

(ix) We express no opinion as to the validity, effect or enforceability of any provisions:

(1) purporting to establish particular notice periods or actions as “reasonable,” to establish evidentiary standards or limitations periods for suits or proceedings to enforce such documents or otherwise, to establish certain determinations (including determinations of contracting parties and judgments of courts) as conclusive or conclusive absent manifest error, to commit the same to the discretion of any Person or permit any Person to act in its sole judgment or to waive rights to notice (including, without limitation, notice of acceleration, demands, defenses, counterclaims or setoffs);

(2) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof;

(3) relating to severability or separability;

(4) purporting to limit the liability of, or to exculpate, any Person, including without limitation any provision that purports to waive liability for violation of securities laws;

(5) that constitute an agreement to agree in the future on any matter;

(6) that relate to indemnification, contribution or reimbursement obligations to the extent any such provisions (A) would purport to require any Person to provide indemnification, contribution or reimbursement in respect of the negligence, recklessness, willful misconduct or unlawful or wrongful behavior of any Person, (B) violate any law, rule or regulation (including any federal or state securities law, rule or regulation) or (C) are determined to be contrary to public policy;

(7) purporting to establish any obligation of any party as absolute or unconditional regardless of the occurrence or non-occurrence or existence or nonexistence of any event or other state of facts;

(8) purporting to obligate any party to conform to a standard that may not be objectively determinable or employing items that are vague or have no commonly accepted meaning in the context in which used;

(9) purporting to require the payment of liquidated damages, premiums, additional interest or similar amounts, however denominated, for failure to timely comply with obligations under the Registration Rights Agreement; or

(10) purporting to require that all amendments, waivers and terminations be in writing or the disregard of any course of dealing or usage of trade.

(x) In making our examination of executed documents, we have assumed (except to the extent that we expressly opine above) (1) the valid existence and good standing of each of the parties thereto, (2) that such parties had the power and authority, corporate, partnership, limited liability company or other, to enter into and to incur and perform all their obligations thereunder, (3) the due authorization by all requisite action, corporate, partnership, limited liability company or other, and the due execution and delivery by such parties of such documents and (4) to the extent such documents purport to constitute agreements, that each of such documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. In this paragraph (x), all references to parties to documents shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.

(xi) Except to the extent that we expressly opine above, we have assumed that the execution and delivery of the Transaction Documents, and the incurrence and performance of the obligations thereunder of the parties thereto do not and will not contravene, breach, violate or constitute a default under (with the giving of notice, the passage of time or otherwise) (1) the certificate or articles of incorporation, certificate of formation, charter, bylaws, limited liability company agreement, limited partnership agreement or similar organic document of any such party, (2) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, (3) any statute, law, rule, or regulation, (4) any judicial or administrative order or decree of any governmental authority, or (5) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority, in each case, to which any party to the Transaction Documents or any of its subsidiaries or any of their respective properties may be subject, or by which any of them may be bound or affected. Further, we have assumed the compliance by each such party, other than the Obligors, with all laws, rules and regulations applicable to it, as well as the compliance by the each of the Obligors, and each other person (if any) directly or indirectly acting on its behalf, with all laws, rules and regulations that may be applicable to it solely by virtue of the particular nature of the business conducted by it or any goods or services produced or rendered by it or property owned, operated or leased by it, or any other facts pertaining specifically to it. In this paragraph (xi), all references to parties to the Transaction Documents, other than the first such reference, shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.

(xii) Without limiting the generality of our qualification in clause (1) of paragraph (v) above, we express no opinion as to the applicability or effect of any preference, fraudulent transfer or conveyance, or similar law on the Transaction Documents or any transactions contemplated thereby or any opinion expressed herein.

(xiii) Except to the extent that we expressly opine above, we have assumed that no authorization, consent or other approval of, notice to or registration, recording or filing with any court, governmental authority or regulatory body (other than routine informational filings, filings under the Securities Act and filings under the Securities Exchange Act of 1934, as amended) is required to authorize, or is required in connection with the transactions contemplated by the Transaction Documents, the execution or delivery of thereof by or on behalf of any party thereto or the incurrence or performance by any of the parties thereto of its obligations thereunder.

(xiv) The opinion expressed in paragraph 15 above is given in reliance upon facts set forth in the Opinion Support Certificate.

(xv) We advise you that certain of the guaranty and surety waivers contained in the Indenture may be unenforceable in whole or in part.

(xvi) We understand that you are receiving a separate opinion letter dated the date hereof from Robert W. Kelly II, Esq., General Counsel of the Issuer. We (1) have assumed the accuracy of the opinions and statements expressed therein and (2) assume no responsibility for such opinions and statements.

(xvii) We have assumed that the sale of the Initial Securities pursuant to Regulation S under the Securities Act is not part of a plan or scheme to evade the registration provisions of the Securities Act.

This opinion is being furnished only to you in connection with the sale of the Initial Securities under the Purchase Agreement occurring today and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, including any purchaser of any Initial Securities or Exchange Securities from you and any subsequent purchaser of any Initial Securities or Exchange Securities, without our express written permission. The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and we disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in applicable law.

Very truly yours, McAfee & Taft A Professional Corporation

Exhibit A

Chaparral Energy, Inc.

Officer’s Certificate

September     , 2010

Reference is made to the Purchase Agreement dated as of September     , 2010 (the “Purchase Agreement”) by and among (i) Chaparral Energy, Inc., a Delaware corporation (the “Company”), (ii) the subsidiaries of the Company named therein as parties thereto and as guarantors of securities purchased and sold pursuant thereto, and (iii) J.P. Morgan Securities LLC, as representative of the initial purchasers of securities purchased and sold pursuant thereto (collectively, the “Initial Purchasers”). The undersigned, Mark A. Fischer, hereby certifies that he is the Chief Executive Officer and President of the Company.

Such officer understands that pursuant to the Purchase Agreement, McAfee & Taft A Professional Corporation (“McAfee & Taft”), special counsel to the Company, is delivering to the Initial Purchasers an opinion letter dated the date hereof (the “Opinion Letter”). Such officer further understands that McAfee & Taft is relying on this certificate and the statements made herein in rendering certain of the opinions expressed in the Opinion Letter.

With regard to the foregoing, the undersigned certifies that he has made due inquiry of all persons necessary or appropriate to verify or confirm the statements contained herein, and he further certifies the following:

1. Attached as a schedule to either the Company’s 2009 Form 10-K or its Form 10-Q for the Quarter ended June 30, 2010 is a true, accurate and complete list of every indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or other agreement (collectively, the “Applicable Agreements”) that is both (a) material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its subsidiaries, considered as a single enterprise, and (b) an instrument by which the Company or any of its subsidiaries is bound or by which the Company or any of its subsidiaries or any of its properties may be bound or affected.

2. Attached as Schedule 1 to this Officer’s Certificate is a true, accurate and complete list of every order, judgment or decree (collectively, the “Applicable Orders”) of any governmental authority by which the Company or any of its subsidiaries or any of its properties is bound, that is material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its subsidiaries, considered as a single enterprise.

3. The Company and its subsidiaries are engaged in businesses other than that of investing, reinvesting, owning, holding or trading in Securities. Furthermore, the Company and its subsidiaries:

(a) are not engaged primarily, nor does any of them hold itself out as being engaged primarily, nor does any of them propose to engage primarily, in the business of investing, reinvesting, or trading in Securities;

(b) are not engaged, nor do any of them propose to engage, in the business of issuing Face-Amount Certificates of the Installment Type, nor has any of them been engaged in such business and has any such certificates outstanding;

(c) are not engaged, nor does any of them propose to engage, in the business of investing, reinvesting, owning, holding or trading in Securities (other than Securities of its respective subsidiaries); and

(d) do not own, nor does any of them propose to acquire, Investment Securities having a value exceeding 40 percent of the value of its total assets (exclusive of Government Securities and cash items) on an unconsolidated basis.

4. The Company and its subsidiaries do not own, and none of the proceeds from the offering of notes contemplated by the Purchase Agreement will be used directly or indirectly to purchase or carry, any “margin stock” as defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System.

As used in paragraph 3 of this certificate:

“Face-Amount Certificate of the Installment Type” means any certificate, investment contract or other Security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than twenty-four months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

“Government Security” means any Security issued or guaranteed as to principal or interest by the United States of America, or by an entity controlled or supervised by and acting as an instrumentality of the Government of the United States of America pursuant to authority granted by the Congress of the United States of America; or any certificate of deposit for any of the foregoing;

“Investment Securities” means all Securities, except (i) Government Securities and (ii) Securities issued by majority-owned subsidiaries of the owner, which subsidiaries: (A) are not themselves engaged in any activity described in clauses (a) through (c) of paragraph 3 of this certificate; and (B) do not own or propose to own Investment Securities having a value exceeding 40 percent of the value of each such subsidiary’s total assets (exclusive of Government Securities and cash items) on an unconsolidated basis; and

“Security” or “Securities” means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security,” or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

IN WITNESS WHEREOF the undersigned has executed this Officer’s Certificate as of the date first written above.

Mark A. Fischer

Schedule 1

Applicable Orders

None.

ANNEX D-2

Form of Opinion of Robert W. Kelly II, Esq., General Counsel of the Company

Ladies and Gentlemen:

This legal opinion is provided to you pursuant to Section 6(g) of the Purchase Agreement, dated September     , 2010 (the “Purchase Agreement”), between (i) Chaparral Energy, Inc., a Delaware corporation (the “Company”), (ii) the unrestricted subsidiaries of the Company named therein as parties thereto and listed in Schedule 2 thereto as guarantors (collectively, the “Guarantors”) and (iii) J.P. Morgan Securities LLC, [others] (the “Initial Purchasers”) relating to the issuance and sale by the Company of $300,000,000 aggregate principal amount of [    ]% Senior Notes due 2020 (the “Securities”). Capitalized terms used herein, which are not otherwise defined, shall have the same meaning assigned to such term under the Purchase Agreement.

In my capacity as counsel to the Company, I, or attorneys over whom I exercise supervision, have examined the preliminary Offering Memorandum dated September [    ], 2010 (the “Preliminary Offering Memorandum”, as supplemented by the Pricing Supplement dated September[    ], 2010 (the “Pricing Supplement” and, together with the Preliminary Offering Memorandum, the “Time of Sale Information”) and the final Offering Memorandum dated September [    ], 2010 related to the offering and the sale of the Securities (the “Offering Memorandum”). In addition, I, or attorneys over whom I exercise supervision, have examined the originals, or copies identified to our satisfaction, of such corporate records of the Company and its subsidiaries, including the Guarantors, certificates of public officials, officers of the Company and its subsidiaries, including the Guarantors, and other persons and such other documents, agreements and instruments as I have deemed necessary as a basis for the opinions hereinafter expressed.

Based on the foregoing, I am of the opinion that:

1. The Company has been duly qualified as a foreign corporation to transact business and is in good standing in the State of Oklahoma.

2. The Guarantors are organized in the states set opposite their names on Schedule 2 of the Purchase Agreement (the “Applicable Guarantors,” and each an “Applicable Guarantor”) and each has been duly formed, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its respective state, and has the corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Time of Sale Information and the Offering Memorandum.

3. Each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities, and the issuance and sale of the Securities pursuant to the Purchase Agreement and the Indenture, has been duly authorized by the Sole Member of the Applicable Guarantors or in the case of Green Country Supply, Inc., its Board of Directors, and each of the Purchase Agreement, the Registration Rights Agreement and the Indenture, including the guarantee of the Securities and Exchange Securities pursuant to the Indenture, has been validly executed and delivered by each of the Applicable Guarantors.

4. The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities by the Company and the Guarantors, the compliance by the Company and the Guarantors with all the provisions thereof and the consummation of the transactions contemplated hereby and thereby will not, to my knowledge, (A) violate any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor or their respective property is bound or (B) violate or conflict with any judgment, order or decree of any court or governmental body or agency having jurisdiction over the Company or any Guarantor or their respective property, except in each case, for such violations as would not have a Material Adverse Effect.

5. To my knowledge after due inquiry, there are no legal or governmental proceedings required to be described in the Time of Sale Information and the Offering Memorandum which are not described as required or of any contracts or documents of a character required to be described in the Time of Sale Information and the Offering Memorandum which are not described as required, and in each case insofar as such descriptions constitute summaries of the legal matters, documents or proceedings referred to in the Time of Sale Information and the Offering Memorandum, fairly present as of the date of the Purchase Agreement the information disclosed in the Time of Sale Information and the Offering Memorandum in all material aspects, it being understood that I express no opinion as to the financial statements or schedules or other financial data contained in the Time of Sale Information and the Offering Memorandum.

The opinions expressed herein are limited to the federal laws of the United States and, to the extent relevant hereto, the laws of the State of Oklahoma, as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if I become aware of any facts that might change the opinions expressed herein after the date hereof.

This opinion is given as of the date hereof and is solely for the benefit of the Initial Purchasers and the Trustee in connection with the transactions contemplated by the Purchase Agreement. This opinion may be relied upon by McAfee Taft A Professional Corporation. in connection with their opinion rendered in connection with the transactions contemplated by the Purchase Agreement. This opinion may not be relied upon for any other purpose or relied upon by any other person for any purpose without my prior written consent.

Very truly yours,

Robert W. Kelly II

Senior Vice President and General Counsel

Exhibit A

Form of Registration Rights Agreement

This REGISTRATION RIGHTS AGREEMENT dated September 16, 2010 (the “Agreement”) is entered into by and among Chaparral Energy, Inc., a Delaware corporation (the “Company”), the guarantors listed in Schedule I hereto (the “Guarantors”) and J.P. Morgan Securities LLC, as representative for the several initial purchasers listed in Schedule A hereto (the “Initial Purchasers”).

The Company, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement, dated September 13, 2010 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $300,000,000 principal amount of the Company’s 9.875% Senior Notes due 2020, which will be guaranteed on an unsecured senior basis by each of the Guarantors. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

15. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that executes a Subsidiary Guarantee under the Indenture after the date of this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean a registration statement on Form S-4 (or, if applicable, on another appropriate form) relating to an offering of Exchange Securities pursuant to an Exchange Offer) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Company and guaranteed on an unsecured senior basis by the Guarantors under the Indenture containing terms identical in all material respects to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or contain terms with respect to the payment of liquidated damages) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors and any Additional Guarantors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities and the Exchange Securities, dated as of September 16, 2010, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Issue Date” shall mean September 16, 2010.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“JPM” shall mean J.P. Morgan Securities LLC.

“Liquidated Damages” shall have the meaning set forth in Section 2(d) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates shall not be considered outstanding and shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) the date which is two years from the Issue Date or (iii) when such Securities cease to be outstanding.

“Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall mean $300,000,000 principal amount of the Company’s 9.875% Senior Notes due 2020 issued under the Indenture and guaranteed on an unsecured senior basis by the Guarantors.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders of a majority of the aggregate principal amount of Registrable Securities that are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Staff” shall mean the staff of the SEC.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

16. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for like principal amount of Exchange Securities and (ii) have such Registration Statement remain effective until 90 days after the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(vi) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in aggregate principal amount to the aggregate principal amount of the Registrable Securities surrendered by such Holder.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretation of the Staff.

If, during the period the Exchange Offer Registration Statement is effective, an event occurs which makes any statement made in such Exchange Offer Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Exchange Offer Registration Statement in order to make the statements therein not misleading or in such Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company and the Guarantors shall use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to the Exchange Offer Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify the Holders and to suspend the exchange of the Registrable Securities as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend such exchange until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission.

(b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretation of the Staff, (ii) the Exchange Offer is not for any other reason completed on or prior to the 270th day after the Closing Date or (iii) any Initial Purchaser shall so request in connection with any offer or sale of Registrable Securities, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.

In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the Issue Date or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities within the meaning of this Agreement (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder to correct information relating to such Holder (provided the Majority Holders do not object to such amendment and resulting limitation of use of the Shelf Registration Statement), and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

The Company, each Guarantor and the Initial Purchasers agree that the Holders will suffer damages if the Company or the Guarantors fail to fulfill their respective obligations under Section 2(a) or Section 2(b) hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company and each Guarantor agree that in the event that:

(i) either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to the 270th day after the Closing Date (a “Registration Default”); or

(ii) the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable continues for 30 consecutive days or exists for more than an aggregate of 60 days in any 12-month period (a “Shelf Registration Default”);

then the Company and the Guarantors hereby agree to pay each Holder of Registrable Securities affected thereby, liquidated damages (“Liquidated Damages”). Liquidated Damages will accrue on the affected Registrable Securities and the affected Exchange Securities, as applicable. The rate of Liquidated Damages will be 0.25% per annum of the principal amount of Registrable Securities held by such Holder for the first 90-day period immediately following the occurrence of a Registration Default or Shelf Registration Default, as applicable, increasing by 0.25% per annum with respect to each subsequent 90-day period, up to a maximum of 1.00% per annum, in each case until (x) with respect to a Registration Default, the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or a Shelf Registration Statement relating to the Securities has become effective or (y) with respect to a Shelf Registration Default, the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable.

Notwithstanding the foregoing, (1) the amount of Liquidated Damages payable shall not increase because more than one Registration Default has occurred and is pending and (2) a Holder of Registrable Securities or Exchange Securities who is not entitled to the benefits of the Shelf Registration Statement (i.e., such Holder has not elected to furnish information to the Company in accordance with Section 3(b) hereof) shall not be entitled to Liquidated Damages with respect to a Shelf Registration Default.

Anything herein to the contrary notwithstanding, no Holder who (x) was eligible to exchange such Holder’s outstanding Securities at the time that the Exchange Offer was pending and consummated and (y) failed to validly tender such Securities for exchange pursuant to the Exchange Offer shall be entitled to receive any Liquidated Damages that would otherwise accrue subsequent to the date the Exchange Offer is consummated pursuant to this Section 2(d).

(e) The Company shall notify the Trustee within one Business Day after each date on which an event occurs in respect of which Liquidated Damages are required to be paid. Any amounts of Liquidated Damages due pursuant to this Section 2 will be payable in addition to any other interest payable from time to time with respect to the Registrable Securities in cash semi-annually on the interest payment dates specified in the Indenture (to the holders of record as specified in the Indenture), commencing with the first such interest payment date occurring after any such Liquidated Damages commence to accrue. The amount of Liquidated Damages will be determined in a manner consistent with the calculation of interest under the Indenture.

(f) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

(g) The Company represents, warrants and covenants that it (including its agents and representatives) will not prepare, make, use, authorize, approve or refer to any Free Writing Prospectus.

17. Registration Procedures. (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for such Holders (if any had been identified by notice to the Company) and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, as such Holder or Underwriter may reasonably request, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(a)(ix), the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement in order to make the statements therein not misleading or in such Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (6) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

(vi) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Shelf Registration Statement on the proper form, at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order or such resolution;

(vii) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(viii) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission or until the Company notifies the Holders that the sale of the Registrable Securities may be resumed;

(x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document; and the Company and the Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) shall object within a reasonable time period;

(xi) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(xii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii) in the case of a Shelf Registration (including an Underwritten Offering thereunder), make available for inspection by a representative of the Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by the Holders of Registrable Securities and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case that would customarily be reviewed or examined in connection with “due diligence” review of the Company and the Guarantors; provided that the foregoing inspection and information gathering (1) shall be coordinated on behalf of the selling Holders, Underwriters and representatives thereof by one counsel, who shall be such counsel as may be chosen by the Majority Holders or by the Underwriters, as the case may be, and (2) if any such information is identified by the Company or any Guarantor as being confidential or proprietary, shall not be available for any such Holder or Underwriter who does not agree in writing pursuant to a customary non-disclosure agreement to hold such information in confidence;

(xiv) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xv) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing;

(xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other reasonable actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection,

(1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings of the type contemplated by this provision, (3) obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities (subject, in each case, to the policies and procedures of the independent certified public accountants of the Company and the Guarantors and such other independent certified public accountants regarding the preparation and delivery of such letters), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings of the type contemplated by this provision and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings of the type contemplated by this provision, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor, to take such action as to permit the Company and the Guarantors to comply with this Agreement, including making such Additional Guarantor a co-registrant of securities under any Registration Statement or Shelf Registration Statement.

(b) In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing. So long as any Holder fails to furnish such information in a reasonably timely manner after receiving the request, the Company and the Guarantors shall (i) have no obligation under this Agreement to provide for the disposition of such Holder’s Registrable Securities in the Shelf Registration Statement in respect to which such information was requested, (ii) not be required to provide for the disposition of such Holder’s Registrable Securities in any post-effective amendment to such Shelf Registration Statement or any future Shelf Registration Statement that is not otherwise required to be filed and (iii) not be required to pay any liquidated damages to such Holder as provided in Section 2(d) hereof. Each Holder including Registrable Securities in a Shelf Registration

Statement shall agree to furnish promptly to the Company all information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities required to make the information previously furnished to the Company by such Holder not materially misleading.

(c) In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company or any Guarantor of the happening of any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company or any Guarantor, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d) If the Company or any Guarantor shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 60 days in the aggregate and there shall not be more than two suspensions in effect during any 365-day period.

(e) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

18. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 90 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), if requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 4.

(c) The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

19. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus used in violation of this Agreement or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser, or information relating to any Holder furnished to the Company in writing through JPM or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors will also enter into an underwriting agreement pursuant to which the Company and the Guarantors will agree to jointly and severally indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in such Underwritten Offering, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities

Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably necessary local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by JPM, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

20. General.

No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company or any Guarantor, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture and the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CHAPARRAL ENERGY, INC.

By:
Name:
Title:

CHAPARRAL ENERGY, L.L.C.

By:
Name:
Title:

NORAM PETROLEUM, L.L.C.

By:
Name:
Title:

CHAPARRAL RESOURCES, L.L.C.

By:
Name:
Title:

CHAPARRAL CO2, L.L.C.

By:
Name:
Title:

CHAPARRAL REAL ESTATE, L.L.C.

By:
Name:
Title:

CEI ACQUISITION, L.L.C.

By:
Name:
Title:

CEI PIPELINE, L.L.C.

By:
Name:
Title:

GREEN COUNTRY SUPPLY, INC.

By:
Name:
Title:

CHAPARRAL EXPLORATION, L.L.C.

By:
Name:
Title:

ROADRUNNER DRILLING, L.L.C.

By:
Name:
Title:

Confirmed and accepted

as of the date first above written:

J.P. MORGAN SECURITIES LLC

On behalf of itself and

on behalf of the several Initial Purchasers listed

in Schedule A hereto.

J.P. Morgan Securities LLC

By
Authorized Signatory

Schedule I

Guarantors

Name of Subsidiary	Jurisdiction of Incorporation or Organization

Chaparral Energy, L.L.C.	Oklahoma

NorAm Petroleum, L.L.C.	Oklahoma

Chaparral Resources, L.L.C.	Oklahoma

Chaparral CO2, L.L.C.	Oklahoma

Chaparral Real Estate, L.L.C.	Oklahoma

CEI Acquisition, L.L.C.	Delaware

Green Country Supply, Inc.	Oklahoma

CEI Pipeline, L.L.C.	Texas

Chaparral Exploration, L.L.C.	Delaware

Roadrunner Drilling, L.L.C.	Oklahoma

Schedule A

J.P. Morgan Securities LLC

Credit Suisse Securities (USA) LLC

RBC Capital Markets Corporation

UBS Securities LLC

Capital One Southcoast, Inc.

Comerica Securities, Inc.

Credit Agricole Securities (USA) Inc.

Mitsubishi UFJ Securities (USA), Inc.

Natixis Bleichroeder LLC

Scotia Capital (USA) Inc.

SG Americas Securities, LLC

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Lloyds TSB Bank plc